UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 15, 2004

BANK ONE, DELAWARE, NATIONAL ASSOCIATION

(Exact name of registrant as specified in its charter)

(As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST)

Laws of the United States	033-99442-01	51-0269396
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

201 North Walnut Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

                            302/594-4000

Registrant’s telephone number, including area code

                                                                 N/A

(Former name, former address and former fiscal year, if changed since last report)

Item 5.	Other Events

The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.	Financial Statements, Pro Forma financial Statements and Exhibits

See separate index to exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANK ONE, DELAWARE, NATIONAL ASSOCIATION As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST

By:	/s/ RANDY J. REDCAY
Name: Randy J. Redcay Title: First Vice President

Date: March 15, 2004

INDEX TO EXHIBITS

Exhibit Number	Exhibit
28.1	Excess Spread Analysis
28.2	Series 1999-1 Monthly Servicing Certificate – February 29, 2004
28.3	Monthly Series 1999-1 Certificateholder’s Statement – February 29, 2004
28.4	Series 2000-1 Monthly Servicing Certificate – February 29, 2004
28.5	Monthly Series 2000-1 Certificateholders’ Statement – February 29, 2004